SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2023

NEPTUNE WELLNESS SOLUTIONS INC.
(Exact name of registrant as specified in its charter)

Québec	001-33526	98-1504882
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

545 Promenade du Centropolis Suite 100 Laval, Québec Canada	H7T 0A3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (450) 687-2262

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	NEPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On November 7, 2023, Neptune Wellness Solutions Inc. (the “Company”), NH Expansion Credit Fund Holdings LP (“MSEC”) and Sprout Foods, Inc., a partially-owned subsidiary of the Company (“Sprout”) entered into a Restructuring Agreement (the “Restructuring Agreement”) relating to the conversion of certain debts owed by Sprout to Neptune into shares of common stock of Sprout, in accordance with the terms of a previously disclosed exchange option. Following the Restructuring Agreement, Neptune increased its ownership in Sprout from 50.1% to approximately 89.5%.

In connection with the Restructuring Agreement, a portion of the debt was transferred to MSEC and converted into shares of Sprout common stock, and MSEC was further granted a warrant to purchase up to 92,495 common shares of the Company (the “Warrant”) at an exercise price of $0.01 per share, expiring April 7, 2028. In addition, Sprout and MSEC entered into a Third Amended and Restated Secured Promissory Note (the “Secured Promissory Note”), amending and restating that certain Second Amended and Restated Secured Promissory Note previously issued by Sprout in favor of MSEC, to reflect, among other things, that Neptune’s guaranty of the Secured Promissory Note had been released.

The foregoing summaries of the Restructuring Agreement, Warrant and Restructuring Agreement do not purport to be complete and are subject to, and qualified in their entirety by, such documents (or, as applicable, forms of such documents) attached as Exhibits 10.1, 4.1 and 10.2, respectively, to this Report on Form 8-K (the “Report”) and incorporated by reference herein.

Item 3.02	Unregistered Sale of Equity Securities

The information contained in Item 1.01 of this Report is incorporated by reference into this Item 3.02.

Item 7.01	Regulation FD Disclosure

On November 8, 2023, the Company issued a press release announcing the execution of the Restructuring Agreement. A copy of the press release is attached as Exhibit 99.1 to this Report and is incorporated by reference herein. The information set forth and incorporated by reference in this Item 7.01 shall not be deemed to be “filed” with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and the Company does not incorporate it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K

Exhibit Number	Description
4.1	Warrant to Purchase Common Shares
10.1	Restructuring Agreement, dated as of September 6, 2023, by and among the Company, MSEC and Sprout
10.2	Third Amended and Restated Promissory Note, dated as of November 6, 2023
99.1	Press Release, dated November 8, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEPTUNE WELLNESS SOLUTIONS INC.

Date: November 13, 2023	By:	/s/ John S. Wirt
	Name:	John S. Wirt
	Title:	Chief Legal Officer